Exhibit 99.02

Seneca Biopharma (NASDAQ:SNCA) Partnering Opportunities for CNS Diseases

SUMMARY OF ASSETS AND OPPORTUNITY SEEKING PARTNERSHIP & BUSINESS DEVELOPMENT OPPORTUNITIES ALS & SCI S T RO K E ALLOGENEIC OFF THE SHELF CELL THERAPY CLINICAL STAGE: ALS and Chronic Stroke (Phase II), Spinal Cord Injury (Phase I) ASSETS: First - in - class stem cell - based treatments for neurological diseases 2

SENECA BIOPHARMA:
NEURAL STEM CELL PLATFORM & IP SUMMARY

PRODUCT

- Allogeneic human neural stem cells: long-lasting therapeutic, requires temporary immune suppression
- Committed neural lineage; CNS restricted; differentiate into functional neurons and glia
- Stable, off-the-shelf product & manufacturing is scalable for commercialization

MECHANISM OF ACTION: Functional Integration Of Human Neural Cells Into Host CNS

- Neurotrophic protection and support
- Regeneration of damaged neural tissue



(A) *Regeneration of tissue adjacent to infarct site at 24 months after transplantation in human stroke subjects*

- Neuronal bridge across damaged circuits



(B) *Graft-derived neurons integrate, extend axons and form synaptic connections with healthy host neurons in non-human primate model*

INTELLECTUAL PROPERTY: Approximately 50 Issued and Pending US and Foreign Patents Providing Broad Coverage

- Use of human neural stem cells for treating neurodegenerative diseases
- Exclusive licensee of patents covering devices used to administer the Company's stem cell therapies

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seneca biopharma, inc.

NSI-566 PIPELINE:

ALLOGENEIC, OFF-THE-SHELF CELL THERAPY: 3 CNS INDICATIONS

Indication	Preclinical	Phase I	Phase II	Phase III
Amyotrophic Lateral Sclerosis (ALS)				
Chronic Ischemic Stroke				
Chronic Spinal Cord Injury				

FDA MEETING: March 2020

CONTROLLED STUDY READOUT: Q4 2020

PHASE I STUDY COMPLETED: Q4 2019

CHRONIC ISCHEMIC STROKE:

Phase I & II (n=31)—Phase I trial demonstrated safety and preliminary evidence of improvement in motor function from baseline levels

- *Placebo-controlled study in China scheduled to complete 3Q 2020*

ALS:

Phase I & II (n=30)—Demonstrated preliminary evidence of clinical benefit compared to historical controls

- *Pivotal study in the US in planning stages*
- *FDA meeting March 2020 to get feedback on pivotal study design and development plan*

CHRONIC SPINAL CORD INJURY:

Phase I (n=7)—Evidence of stable improvement in some subjects

- *Phase I completed Q4 2019*

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ISCHEMIC STROKE:
MULTI-BILLION-DOLLAR GLOBAL OPPORTUNITY WITH FEW COMPETITORS

ISCHEMIC STROKE OPPORTUNITY

- Stroke is the most common cause of disability in the United States, most common cause of death in China (CN); ~75% of stroke cases are ischemic stroke
- Estimated stroke survivor population of 7MM (US) and 80MM (global)
- Prevalent cases will grow to 8 million in China over 10 yrs
- No approved restorative therapy for chronic stroke and treatment is symptom management
- Conservative estimate of US eligible patients is 175K with 10% market penetration (15-20,000 patients annually)
- There are no late stage stem cell trials underway focused on chronic stroke

NSI-566 ATTRIBUTES

- One of only two restorative interventional therapies targeting chronic ischemic stroke, and the only therapy shown to stably integrate into human CNS
- Demonstrated preliminary evidence of tissue regeneration and ability to stably restore motor function in Phase I trial

STAGE OF DEVELOPMENT

- Phase I completed
- NSI-566 treated patients showed preliminary evidence of clinical benefit
- Controlled Phase II study underway in CN, readout Q4 2020
- Tiered cell banks produced under cGMP, manufacturing process scalable for commercialization, sufficient material generated for treatment of >1M patients

PLAN

- Breakthrough Therapy designation application being considered
- Seeking to sell assets, out-license, or forge global partnerships for development

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6 Zhang et al., 2019, Stem Cells Transl. Med. 8(10): 999 – 1007 Engraftment over 24 Months: NSI - 566 produce neurotrophic environment that regenerates tissue at infarct site BA SE L I NE 6 MONTHS 12 MONTHS 24 MONTHS ONE - TIME ADMINISTRATION OF 12 - 72 MILLION CELLS: o Direct injections into the lesion area of brain o 4 weeks of immunosuppression o Evidence of long - term graft survival/tissue regeneration (≥ 2 yrs) o Preliminary evidence of stable motor improvement NSI - 566 AND CHRONIC STROKE: PHASE I DATA AT 12/24 MONTHS

ALS:
$1B+ OPPORTUNITY FOR NSI-566

ALS OPPORTUNITY

- 53,000 prevalent cases in seven major markets (US, 5EU, Japan)
- 5,600 ALS patients newly diagnosed in United States annually
- 50% increase in developing World expected 2015-2040
- Limited treatment options with poor efficacy
- US NSI-566 addressable market: ~65% of newly diagnosed patients
- Pricing from $300K to $500K in the US, similar to launched cell therapies

NSI-566 ATTRIBUTES

- Potential to be the first disease-modifying therapy in ALS based on preliminary efficacy observed in Phase I/II studies
- Only cell therapy program in development that provides cells of neural lineage that stably integrate into the host spinal cord
- Only program in development for ALS that is not a chronic therapy. Dose is one treatment and done.
- Approval is possible based on successful outcome of a single registration trial

STAGE OF DEVELOPMENT

- Multi-site open label Phase II study completed
- NSI-566 treated patients showed preliminary evidence of clinical benefit compared to matched historical controls
- Tiered cell banks produced under cGMP, manufacturing process scalable for commercialization, sufficient material generated for treatment of >1M patients
- Orphan drug designation granted for treatment of ALS
- Type C meeting scheduled with FDA to obtain feedback on trial design and development plan

PLAN

- Pivotal study in the US planned, feedback from FDA expected in March/April 2020 on study design & development plan
- Seeking to sell assets, out-license, or forge global partnerships for development

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o NSI - 566 treated patients showed preliminary evidence of clinical benefit compared to historical controls o Autopsies of deceased trial participants revealed persistent graft in all patients evaluated: up to 2.5 yrs. after treatment AND 1.75 yrs. after immunosuppression ended NSI - 566 AND ALS: EVIDENCE OF EFFICACY COMPARED TO HISTORICAL CONTROLS TRE A TED CONT R OL Time after implantation (months) Mean change in ALSFRS - R ALSFRS - R Scores: Phase I/II vs. Historical Controls 8 ALS PHASE I & II (AMBULATORY, NON - BULBAR PATIENTS): EDARAVONE IS THE ONLY FDA APPROVED TREATMENT FOR ALS IN THE PAST 20 YEARS: o Reduced decline of ALSFRS - R by 2.5 pts over 6 mo. o Multiple cycles of IV infusion required

CHRONIC SPINAL CORD INJURY:
3RD INDICATION PRESENTS FURTHER UPSIDE POTENTIAL

SCI OPPORTUNITY

- 17K cases in United States annually and between 250K-500K globally
- Managed symptomatically, little to no spontaneous improvement after initial stage
- No therapeutic to restore neurological function, few active stem cell trials focused on cSCI (no late stage studies)

NSI-566 ATTRIBUTES

- Provides potential for restoring function in cSCI patients
- NSI-566, which already has orphan drug designation in ALS, has a potential for Breakthrough Therapy designation
- Demonstrated evidence of tissue regeneration and opportunity to partially restore motor function in NHP model
- Preclinical data indicate NSI-566 cells form connections with host neurons and 'bridge' area of injury

STAGE OF DEVELOPMENT

- Phase I trial completed Q4 2019
- Therapy was well-tolerated
- Treatment is safe, some subjects show evidence of improvement

PLAN

- Seeking to sell assets, out-license, or forge global partnerships for development

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NSI-566 AND SCI:

EFFECT OF NSI-566 IN MONKEY MODEL AND POTENTIAL BENEFIT IN HUMANS

NSI-566 HAS A RESTORATIVE EFFECT IN A PRIMATE MODEL OF SUBACUTE SCI:



- Graft-derived neurons integrate, extend long processes and form synaptic connections with healthy host neurons
- Grafts confer improvement in motor function



Object Manipulation
p < 0.01
*
General Locomotion
p = 0.05
*
Climbing
p = 0.19
Overall
p = 0.02
*
% Possible Points
Lesion
NPC

Rosenzweig et al., 2018, Nat Med. 24(4): 484-490

NSI-566 SHOWS POTENTIAL FOR CLINICAL BENEFIT IN PHASE I TRIALS:

- 2 of 4 subjects in first cohort experienced stable improvements in neurological level of injury (ISNCSCI)
- Improvement detected at 6 months after surgery, consistent with MOA (functional integration, formation of neuronal connections to bridge injury)

SUBJECT	BASELINE	6 MONTHS	12 MONTHS	18 MONTHS
001	T8	T10	T10	T10
006	T7	-	T7	T7
008	T2	-	T2	-
010	T5	T6	T6	T6

Curtis et al., 2018, Cell Stem Cell 22(6): 941-950

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SENECA MANAGEMENT TEAM

KENNETH CARTER, PH.D. *Executive Chairman*	◦ Led public and private biotechnology companies as CEO and/or Chairman ◦ Co-founder of Avalon, Noble, NeoDiagnostics, NexImmune, Iterion, and others ◦ Extensive early-stage drug development experience ◦ CEO of Avalon Pharmaceuticals 10 years including IPO, and 5 years as NASDAQ company ◦ Strong R&D partnership record with Merck, Novartis, Sanofi-Aventis, MedImmune and others ◦ Broad network and advisory board service. National BIO Board, Maryland Healthcare Dev. Corp. ◦ Adjunct faculty member at Johns Hopkins University
MATTHEW KALNIK, PH.D. *Senior Advisor*	◦ Seasoned executive with drug discovery, development, licensing, and M&A leadership experience ◦ Held/holds senior roles at Pharmacia/Pfizer, Daiichi-Sankyo, Nabi, Antidote Therapeutics ◦ Senior leader/executive experience at large, medium and small biopharma (public and private) ◦ Former Pharmacia/Pfizer head of strategic in-licensing unit ◦ Leadership roles in successful R&D product development ◦ Closed over $1 billion of transactions with greater than $100 million of upfront payments ◦ Founded Antidote Therapeutics, Inc. and created first-in-class pipeline of nicotine blockers
DANE SAGLIO *Acting CFO*	◦ Leadership experience in finance, accounting, strategic planning, and business for multiple biopharma companies ◦ CFO of several private and public companies: CASI, Helomics, RegenRx, others ◦ Extensive experience in fundraising and management ranging from early-stage entrepreneurial enterprises through mature public companies ◦ Well known for building teams, setting goals, maintaining focus and the ability to make and implement decisions ◦ Deep experience in securities transactions, SEC compliance, corporate governance
DAVID RECKER, M.D. *Chief Medical Officer*	◦ Has overseen clinical development at Seneca/Neuralstem since 2017 ◦ Has led many US and global clinical trials for small molecules, biologics, and cell therapy ◦ Former head of Clinical Sciences with Takeda's Global Research and Development division, former CMO at Vericel Corporation ◦ Broad experience in clinical development, regulatory affairs, medical and scientific affairs, pharmacovigilance, statistics and data management ◦ Has implemented global clinical development strategies for several pharmacologic agents in multiple therapeutic areas
THOMAS HAZEL, PH.D. *SVP, Research*	◦ Senior leadership positions within Seneca/Neuralstem for 15 years ◦ Has led platform technology development, preclinical research efforts, and CMC initiatives for Seneca/Neuralstem in the US and its subsidiary in China ◦ 25+ years of biopharma R&D experience ◦ Extensive experience in technology transfer, translational research, and product development

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PROMISING PARTNERING OPPORTUNITY o First - in - class stem cell - based treatments for neurological diseases o Unmet medical needs in CNS diseases: ALS, chronic stroke, chronic spinal cord injury o Strong fundamental science and technology platform, significant development to date o Existing global academic partnerships & footprint o Several upcoming clinical milestones 12

TRANSACTION SUMMARY & TIMELINE SUMMARY o Initiating process for asset sale, out license, global development partnerships o Open to various structures: Investment, license/co - development, asset sale, or JV TIMELINE o Q1 2020: Initial outreach to interested parties and initial due diligence o Q2 2020: Completion of diligence and soliciting term sheets by end of Q2 o Q3 2020: Transaction close, beginning of technology transfer as appropriate 13

THANK YOU CONTACT INFORMATION: Kenneth Carter, PhD Executive Chairman k c arter @ senecabi o .com 14